N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 30, 2011

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Annual Report
December 30, 2011

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 800 Westpoint Pkway., Suite 1100 Westlake, OH 44145-1524

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "Fund") for the year ended December 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

Domestic energy development is fast becoming a strong growth driver for the United States. Job postings for more workers are appearing across the Williston Basin and some other regions of North America as the World demand for petroleum and other energy sources continues to rise. It has been predicted that China, already the largest user of energy in the World, will soon become the largest consumer of petroleum. It's no small wonder that the Chinese have shopped the entire planet in search of petroleum reserves. China has made deals to secure oil and gas production in the center of the United States and it is important to understand that the U.S. is a huge net importer of petroleum itself.

Work has been done to produce more oil and gas in the U.S. and some progress has been made. On the natural gas front, exploration companies have found considerable reserves, perhaps enough to make this country self-sufficient for gas supplies. Some say the U.S. will be in a position to export natural gas in the future; in fact early contracts have been signed to do just that. On the petroleum front, increased oil production in some mid-continent states has helped to reduce our dependence on OPEC oil, which is critical from an economic and strategic standpoint. But we are far from self-sufficient in oil production despite the active exploration. New pockets of oil have been found inland and then there is the "Bakken" formation of the Williston Basin, called the "largest continuous accumulation of oil" that the U.S. Geological Survey has ever assessed. Decades of work may be required to develop this formation and there likely is more; the Three Forks formation could be just as prolific if not more. Oilers have said that the Three Forks formation contains four "benches" or horizons that are all capable of producing oil. Good reasons why the Fund has focused on the Williston Basin.

The Fund turned in a gain for the year of 5.04%* total return compared to a 1.03% return for the benchmark Russell 3000 and a 2.32% return for the Dow Jones U.S. Oil & Gas Index for the same period. Shares of the Fund finished 2010 at $5.16 and rose to $5.42 by year-end 2011. Markets were mixed for most of the year as stocks responded to slow economic growth in the U.S. and a debt crisis in Europe. The European debt crisis became the chief factor for consternation as 2011 came to a close. Worries about Europe took U.S. markets along for a swoon downward in September and stock indices came back to around even for the twelve months by the final bell for 2011. The Fund's performance exceeded most indices and most funds in the mid-cap growth category.

The Williston Basin did not miss a beat once muddy conditions from a harsh winter and soggy spring began to dry out. Any weather-related delays in development in the first half of 2011 were soon rectified and the full-out oil boom resumed with the rig count in North Dakota alone eclipsing 200 for the first time in history. Many companies increased production to the point where they could exceed forecasts for fourth quarter 2011. Exceptionally favorable weather going into winter is indicative of strong developmental progress as dry conditions continued through the second half of 2011 to the end of December. Initial reports toward year-end show North Dakota producing around 500,000 barrels of oil per day which is a full quadrupling of output in less than a decade. Experts claim that North Dakota will become the second largest producer of oil within a few months.

Management held onto many names in the portfolio since they are considered the "chief players" in the Williston Basin. Production gains were made by most and engineering gains were also made meaning that ultimate recovery in many Bakken wells improved to nearly 800,000 barrels of oil each. In October, Brigham Exploration was recognized by Statoil, Norway's state-owned oil company as a way to enter the Basin and a buyout was proposed at a premium to the market price of Brigham. Other companies have been mentioned as potential takeover targets and new suitors might emerge.

We travel through the oil patches of Mid-North America looking for opportunities to invest in growth. Attractive propositions have been found in exploration and development, service and infrastructure. During the year, management reduced exposure to refining companies and metals mining as well. New positions were added in pipelines and transportation and the oil service sector. Many core holdings remained in the portfolio for their superior growth prospects.

We regard domestic energy development as a serious growth driver for the American economy. We continue to search for investment opportunities in this arena.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.42%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/01	$10,000	$9,502	$10,000
12/31/02	$7,548	$7,172	$7,846
12/31/03	$9,839	$9,349	$10,283
12/31/04	$11,024	$10,475	$11,511
12/31/05	$12,308	$11,695	$12,216
12/31/06	$13,260	$12,599	$14,135
12/31/07	$13,138	$12,483	$14,862
12/31/08	$10,307	$9,793	$9,317
12/31/09	$12,640	$12,011	$11,958
12/31/10	$18,635	$17,707	$13,982
12/30/11	$19,574	$18,599	$14,126

Average Annual Total Returns for the periods ending December 30, 2011

					Since Inception
	1 year	3 year	5 year	10 year	(April 5, 1999)
Without sales charge	5.04%	22.71%	8.10%	6.95%	8.96%
With sales charge (5.00%)	-0.18%	20.69%	6.99%	6.40%	8.52%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Integrity Growth & Income Fund (the "Fund") for the year ended December 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

The Fund is managed using a blend of growth & income investment strategy by seeking to invest primarily in domestic common stocks, balancing its investments between growth & dividend paying stocks. The Fund tries to emphasize companies that the investment adviser believes offer both attractive opportunities and demonstrates a positive awareness of their impact on the society in which they operate.

The stock market ended a tumultuous year approximately where it started. In the final tally, despite big climbs and falls, unexpected blows and surprising triumphs, the Standard & Poor's 500 Index returned 2.11% for 2011.

It was a year when U.S. companies were supposed to run out of ways to make big profits, but they didn't, and in fact generated more than ever. It was a year when the U.S. lost its prized AAA credit rating, which should have spooked buyers of bonds. Instead investors bought more of them and made Treasuries one of the best investments of 2011. It was a year when stocks caught fire, then collapsed to near bear market lows.

At the start of the year, the Great Recession was officially 1 1/2 years behind us and the recovery was finally gaining momentum. The economy added an average of more than 200,000 jobs a month in February, March and April, and U.S. companies kept reporting big jumps in profits, defying naysayers. The stock market roared in approval, and in April the S&P closed at levels double the recessionary lows of March 2009.

Then manufacturing slowed, companies stopped hiring and consumer confidence plummeted, taking with it those hopes of big stock gains for the year. Adding to the misery, Japan was rocked by an earthquake and tsunami. This resulted in a shut down of factories run by crucial suppliers to U.S. firms, in particular auto makers.

Gridlock in Washington didn't help. After much squabbling, politicians eventually decided in early August to raise the cap on how much the federal government can borrow. But the heated debate took its toll; the Dow Jones Industrial average swung more than 400 points four days in a row - up and down.

Overhanging it all was fear that the debt crisis in Greece had spread to Italy and Spain, countries too large for other European nations to bail out.

Talk of another blockbuster year for stocks turned to dark possibilities of another U.S. recession and stocks kept falling. On October 3rd, the market had dropped 19% from its April highs, just one point short of an official bear market.

Since then, U.S. housing starts have increased, factories are producing more, unemployment claims fell and U.S. economic growth rose. The good news pushed stocks up in the closing months of the year. The last quarter of the year saw the S&P gain 11% while the Dow Jones was up 12% for the quarter.

The outlook for equities in the New Year is either great or grim. While there are real challenges faced by numerous governments around the world and economic growth may slow in the short term, we are optimistic about the lasting prospects for equities over the long-term investment horizon. Our long-term outlook allows us to continue to take advantage of near-term concerns to position the Fund in attractively valued securities across a multitude of sectors.

The Integrity Growth & Income Fund returned 2.03%* for the year compared to the S&P 500 Index's return of 2.11% for 2011.

Key contributors to relative performance of the Fund included: specialty chemical maker, New Market Corporation, up 57%; waste management company, Clean Harbors, Inc., up 51%; independent oil & gas producer, Kodiak Oil & Gas, up 44%; and personal computer company, Apple, Inc., up 22%.

Key detractors to relative performance of the Fund included: money center bank, JP Morgan, down 23%; agriculture manufacturer, Potash of Saskatchewan, down 20%; medical instrument maker, Thermo Fisher Scientific, down 20%; and software company, Oracle Corp., down 18%.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.89%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/01	$10,000	$9,499	$10,000
12/31/02	$7,241	$6,878	$7,790
12/31/03	$8,977	$8,527	$10,024
12/31/04	$10,045	$9,541	$11,115
12/31/05	$10,981	$10,431	$11,661
12/31/06	$12,633	$12,000	$13,503
12/31/07	$13,640	$12,956	$14,245
12/31/08	$9,949	$9,451	$8,975
12/31/09	$11,297	$10,731	$11,350
12/31/10	$13,238	$12,575	$13.059
12/30/11	$13,507	$13,335	$12,830

Average Annual Total Returns for the periods ending December 30, 2011

					Since Inception
	1 year	3 year	5 year	10 year	(January 3, 1995)
Without sales charge	2.03%	10.73%	1.35%	3.05%	7.58%
With sales charge (5.00%)	-3.06%	8.86%	0.31%	2.52%	7.26%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "Fund") for the year ended December 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Solid corporate fundamentals, modest economic growth, healthy primary market conditions, ample mutual fund inflows and a negligible default environment were all conducive to producing strong returns in high yield in the first half of the year. However, the onslaught of macroeconomic events overshadowed this backdrop, leading to a more volatile environment in the second half of the year. In the end, the Barclays Capital U.S. Corporate High Yield Bond Index posted a one-year return of 4.98%, closing the year on a positive note. At December 31, high-yield spreads (as measured by the Barclays Capital U.S. Corporate High Yield Bond Index) were 750 basis points (bps), 172 bps wider for the 12-month period, while yields rose from 7.51% (at December 31, 2010) to 8.36%.

In 2011, the high-yield market experienced distinct periods of increased volatility: (1) in early March, resulting from the global events that ranged from unrest in the Middle East/North Africa to a devastating earthquake and tsunami in Japan; (2) in May/June due to deteriorating global economic data and ongoing fears surrounding the European sovereign crisis; and (3) starting in late July/early August with the U.S. debt-ceiling debate, escalation in the Eurozone sovereign debt crisis and the reporting of disappointing and weakening economic data. In all of these challenging periods, investor risk appetite levels waned as sentiment weakened, leading to a steady stream of retail outflows and slowdown to new-issue activity. None of these developments afflicting the markets pertained directly to high-yield credit fundamentals, but each was influential in shaping investor confidence and risk appetite. In the final quarter of the year, the high-yield broad market vacillated between risk on and risk off. Improving conditions and a recovery initiated in October came to a halt in mid-November as the market struggled with unpredictable economic news and global events. In December, however, the market volatility subsided as news from Europe was more positive and the tone of U.S. economic data was somewhat better.

As expected during periods of volatility and the resulting flight-to-quality movements, higher-rated credits outperformed their lower-quality counterparts for the year. Supermarkets, pipelines and pharmaceuticals led performance this year as nearly all sectors posted positive returns (as measured by the Barclays Capital U.S. Corporate High Yield Index). The lowest-performing sectors for the year were transportation, home construction and wireless telecommunications.

Primary market conditions were favorable, which enabled companies to amend terms or extend maturities. Issuer refinancing needs dominated more than 55% of the activity in 2011. Record-low bond yields, minimal default risk and attractive relative valuations contributed to healthy capital market conditions. Despite a significant slowdown in June, new issuance volumes were strong as high-yield issuers priced a total of $228.3 billion in 2011, the second-highest total on record. Positive mutual fund flows into the asset class from multiple channels fueled the tightening from market lows.

Default activity was negligible in the first half before slightly accelerating in the final months of 2011. At December 31, the 12-month par-weighted default rate of 1.72% was well below historical averages of 4%.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund Class A and C returned 4.36%* and 3.73%*, respectively, as compared with a return of 4.98% for the benchmark (Barclays Capital U.S. Corporate High Yield Bond Index) and 4.37% for the Merrill Lynch High Yield Master II Constrained Index for the same period. Relative contributions from our security selection in financials, real estate investment trusts and transportation services enhanced performance in the fourth quarter. The largest contributions came from relative weightings in Wind Acquisition Finance SA, Echostar DBS Corporation, Harrah's Operating Company, Diversey and Texas Competitive Electric Holdings. Underperforming sectors included chemicals, retailers and healthcare. Relative weightings in Reichhold Industries, Visant Holding Corporation, Sprint Capital Corporation, Bon Ton Stores and Dex One hindered results in the quarter.

Compared to the Barclays Capital U.S. Corporate High Yield Bond Index at December 31, the Fund was overweight in consumer products, healthcare and technology due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking, electric utilities and independent energy because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

In 2012, we expect a more stable economic environment and still-solid corporate fundamentals to underpin a strong high-yield environment. We anticipate that U.S. economic growth will improve slightly, averaging between 2-3%. Global growth will remain positive but be slightly impacted by weak economic conditions in the Eurozone and slowing conditions in parts of Asia. Given the continued uncertainty in the global environment, we expect corporations to remain conservative in their use of capital and cash generation. This should result in continued improvement in overall credit metrics for much of the high-yield universe. Although defaults will likely rise modestly in 2012 from their sub-2% level in 2011, we think they will remain in the low single digits. As a result, we expect overall high-yield broad market spreads to tighten from current levels of approximately 740 bps to the 600-650 bps range by the end of 2012. In this credit environment, we will continue to rely on our individual security selection as the primary driver of performance.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.74% for Class A and 2.49% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60% for Class A and 2.35% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/31/05	$11,803	$11,306	$11,233
12/31/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219
12/30/11	$14,219	$13,620	$18,077

Average Annual Total Returns for the periods ending December 30, 2011

					Since Inception
	1 year	3 year	5 year	10 year	(April 30, 2004)
Class A Without sales charge	4.36%	22.56%	1.71%	N/A	4.67%
Class A With sales charge (4.25%)	-0.10%	20.83%	0.84%	N/A	4.09%
Class C Without CDSC	3.73%	21.69%	0.97%	N/A	3.86%
Class C With CDSC (1.00%)	2.75%	21.69%	0.97%	N/A	3.86%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS December 30, 2011

Energy	85.9%
Materials	5.9%
Cash Equivalents and Other	3.3%
Industrials	3.1%
Utilities	1.8%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 30, 2011

	Shares	Fair Value

COMMON STOCK (96.7%)

Energy (85.9%)
Baker Hughes, Inc.	375,000	$18,240,000
*Basic Energy Svcs	621,000	12,233,700
*C&J Energy Services Inc	562,000	11,762,660
Calfrac Well Services Ltd	215,000	6,014,733
*Cameron International Corp	332,000	16,331,080
Canyon Services Group Inc	520,000	6,099,652
CARBO Ceramics Inc	148,000	18,252,840
*Continental Resources Inc	227,000	15,143,170
*Dresser-Rand Group Inc	185,000	9,233,350
EOG Resources Inc	71,500	7,043,465
Enbridge Inc	198,700	7,433,367
*Flotek Industries Inc	730,000	7,270,800
*Gasfrac Energy Services Inc	664,000	4,549,396
*GeoResources Inc	278,000	8,148,180
Halliburton Company	492,000	16,978,920
Helmerich & Payne Inc	91,500	5,339,940
Hess Corp	377,000	21,413,600
HollyFrontier Corp	296,000	6,926,400
*Key Energy Services Inc	435,000	6,729,450
Kinder Morgan Inc	230,000	7,399,100
*Kodiak Oil & Gas Corp	3,025,000	28,737,500
Lufkin Industries Inc	225,000	15,144,750
*Nabors Industries	401,000	6,953,340
National Oilwell Varco Inc	381,000	25,904,190
*Newfield Exploration	200,000	7,546,000
*Oasis Petroleum	764,000	22,224,760
*Oil States Intl Inc	137,000	10,462,690
Patterson-Uti Energy Inc	455,000	9,090,900
*Pure Energy Services Ltd	620,000	5,440,810
RPC Inc	456,000	8,322,000
Schlumberger Ltd	77,000	5,259,870
*Synergy Resources Corp	1,818,181	5,145,452
*Tesoro Corp	322,000	7,521,920
*Whiting Petroleum Corp	339,000	15,827,910
Williams Companies Inc	169,000	5,580,380
*Weatherford International Ltd	497,000	7,276,080
		398,982,355
Industrials (3.1%)
Canadian Pacific Railway LTD	111,000	7,511,370
Caterpillar Inc	78,000	7,066,800
		14,578,170
Materials (5.9%)
Agrium Inc	103,600	6,952,596
Mosaic Company	139,500	7,034,985
Potash Corp	160,000	6,604,800
*Stillwater Mining Co	645,000	6,746,700
		27,339,081
Utilities (1.8%)
MDU Resources Group Inc	402,000	8,626,920

TOTAL COMMON STOCKS (COST: $456,698,833)		$449,526,526

SHORT-TERM SECURITIES (2.4%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.040% (COST: $11,216,702)	11,216,702	$11,216,702

TOTAL INVESTMENTS IN SECURITIES (COST: $467,915,535) (99.1%)		$460,743,228
OTHER ASSETS LESS LIABILITIES (0.9%)		3,963,927

NET ASSETS (100.0%)		$464,707,155

*Non-income producing
^Variable rate security; rate shown represents rate as of December 30, 2011.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS December 30, 2011

Energy	24.4%
Information Technology	22.3%
Materials	9.9%
Consumer Discretionary	9.8%
Industrials	7.6%
Financials	6.7%
Health Care	6.7%
Consumer Staples	4.4%
Cash Equivalents and Other	4.0%
Utilities	2.5%
Telecommunication Services	1.7%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 30, 2011

	Quantity	Fair Value
COMMON STOCK (96.0%)

Consumer Discretionary (9.8%)
Genuine Parts	12,000	$734,400
*NetFlix, Inc	6,000	415,740
NIKE Inc—Class B	8,000	770,960
Yum Brands	12,000	708,120
		2,629,220
Consumer Staples (4.4%)
*Dean Foods Co	75,000	840,000
The Coca-Cola Co	5,000	349,850
		1,189,850
Energy (24.4%)
Baker Hughes, Inc.	14,000	680,960
Canyon Services Group Inc	47,000	551,315
CARBO Ceramics Inc	5,000	616,650
*Continental Resources Inc	10,400	693,784
Halliburton Company	19,000	655,690
Hess Corp	7,600	431,680
*Kodiak Oil & Gas Corp	160,000	1,520,000
National Oilwell Varco Inc	13,500	917,865
Schlumberger Ltd	7,000	478,170
		6,546,114
Financials (6.7%)
BlackRock Inc	5,400	962,496
JP Morgan Chase & Corp	25,000	831,250
		1,793,746
Health Care (6.7%)
Merck & Co Inc	18,000	678,600
*Thermo Fisher Scientific Inc	15,000	674,550
*Waters Corp	6,000	444,300
		1,797,450
Industrials (7.6%)
*Clean Harbors Inc	12,000	764,760
Emerson Electric Co	12,000	559,080
Snap-on Inc	14,000	708,680
		2,032,520
Information Technology (22.3%)
*Apple Inc.	3,800	1,539,000
*Cognizant Technology Solutions Corp	12,000	771,720
*EMC Corp	56,000	1,206,240
*Google Inc - Class A	1,175	758,933
Oracle Corp	26,000	666,900
Qualcomm Inc	12,000	656,400
*Super Micro Computer Inc	25,000	392,000
		5,991,193
Materials (9.9%)
Cliffs Natural Resources Inc	5,500	342,925
NewMarket Corp	8,000	1,584,880
Potash Sask	18,000	743,040
		2,670,845
Telecommunication Services (1.7%)
AT&T Inc	15,000	453,600

Utilities (2.5%)
Black Hills Corp	20,000	671,600

TOTAL COMMON STOCKS (COST: $21,953,223)		$25,776,138

SHORT-TERM SECURITIES (3.1%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.040% (COST: $843,387)	843,387	$843,387

TOTAL INVESTMENTS IN SECURITIES (COST: $22,796,610) (99.1%)		$26,619,525
OTHER ASSETS LESS LIABILITIES (0.9%)		237,872

NET ASSETS (100.0%)		$26,857,397

*Non-income producing
^Variable rate security; rate shown represents rate as of December 30, 2011.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS December 30, 2011

Consumer Discretionary	24.5%
Industrials	11.8%
Health Care	10.7%
Telecommunication Services	8.8%
Materials	8.3%
Information Technology	7.5%
Consumer Staples	7.2%
Financials	7.0%
Energy	6.8%
Cash Equivalents and Other	5.3%
Utilities	2.1%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 30, 2011

	Principal Amount	Fair Value

CORPORATE BONDS (94.7%)

Consumer Discretionary (24.5%)
AMC Entertainment Inc 8.750% 06/01/2019	$35,000	$36,225
AMC Entertainment Holdings 9.750% 12/01/2020	100,000	95,000
AWAS Aviation Capital LT - 144A 7.000% 10/15/2016	90,400	90,400
Academy Ltd -144A 9.250% 08/01/2019	80,000	79,000
Allison Transmission Inc - 144A 7.125% 05/15/2019	105,000	102,900
American Axle 7.875% 03/01/2017	125,000	123,750
American Axle & MFG Inc - 144A 9.250% 01/15/2017	13,000	14,105
American Tire Dist Inc 9.750% 06/01/2017	90,000	92,700
Bon-Ton Dept Stores 10.250% 03/15/2014	115,000	73,744
CCO Holding LLC/Cap Corp 7.875% 04/30/2018	130,000	138,612
CCO Holdings LLC/CAP Corp 7.000% 01/15/2019	75,000	78,187
CCO Holdings LLC/CAP Corp 7.375% 06/01/2020	20,000	21,100
CCH II LLC/CCH II Capital 13.500% 11/30/2016	28,654	33,095
Cablevision Systems Corp 8.625% 09/15/2017	85,000	94,137
Cequel Com Hldg I/Cap CP - 144A 8.625% 11/15/2017	55,000	58,300
Chrysler GP/CG CO-Issuer - 144A 8.000% 06/15/2019	200,000	183,000
Cinemark USA Inc 7.375% 06/15/2021	40,000	40,900
Citycenter Holdings/Fin - 144A 7.625% 01/15/2016	90,000	92,250
Clear Channel Communication 9.000% 03/01/2021	145,000	122,162
Dana Holding Corp 6.500% 02/15/2019	55,000	55,550
Dineequity Inc 9.500% 10/30/2018	40,000	42,950
*Dish DBS Corp 7.875% 09/01/2019	310,000	350,300
Dish DBS Corp 6.750% 06/01/2021	75,000	80,812
EH Holdings Corp - 144A 6.500% 06/15/2019	50,000	52,125
EH Holdings Corp - 144A 7.625% 06/15/2021	25,000	26,250
Easton-Bell Sports Inc 9.750% 12/01/2016	185,000	201,650
Echostar DBS Corp 7.125% 02/01/2016	220,000	237,050
*Ford Motor Credit Co LLC 5.000% 05/15/2018	330,000	330,855
GXS Worldwide Inc 9.750% 06/15/2015	100,000	92,500
GWR Operating Partnership 10.875% 04/01/2017	75,000	81,562
Goodyear Tire & Rubber Corp 8.750% 08/15/2020	45,000	49,612
Goodyear Tire & Rubber Corp 8.250% 08/15/2020	115,000	125,350
Gymboree Corp 9.125% 12/01/2018	100,000	87,500
Hanesbrands Inc 8.000% 12/15/2016	125,000	135,938
Hanesbrands Inc 6.375% 12/15/2020	30,000	30,450
*Harrahs Operating Co Inc 11.250% 06/01/2017	330,000	350,212
Harrahs Operating Co Inc 10.000% 12/15/2018	80,000	54,800
Interactive Data Corp 10.250% 08/01/2018	107,000	117,165
Inventiv Health Inc - 144A 10.000% 08/15/2018	10,000	9,150
Inventiv Health Inc - 144A 10.000% 08/15/2018	50,000	45,750
Chinos Acquistion Corp 8.125% 03/01/2019	95,000	90,725
Libbey Glass Inc 10.000% 02/15/2015	121,000	129,470
Limited Brands Inc 6.625% 04/01/2021	35,000	37,100
*MGM Mirage Inc 7.500% 06/01/2016	185,000	177,137
MGM Mirage Inc 11.125% 11/15/2017	40,000	45,600
MGM Mirage Inc 9.000% 03/15/2020	195,000	215,962
Marina District Fin 9.500% 10/15/2015	35,000	32,725
Marina District Fin 9.875% 08/15/2018	115,000	104,938
(2)Michaels Stores Inc 13.000% 11/01/2016	55,000	58,707
Michaels Stores Inc 7.750% 11/01/2018	110,000	111,100
Nexeo Solutions LLC - 144A 8.375% 03/01/2018	65,000	64,675
JC Penney Corp 7.950% 04/01/2017	90,000	98,100
Petco Animal Supplies - 144A 9.250% 12/01/2018	90,000	96,525
Polymer Group Inc - 144A 7.750% 02/01/2019	105,000	108,675
*Quebecor Media 7.750% 03/15/2016	240,000	246,600
Royal Caribbean Cruises 7.250% 06/15/2016	40,000	43,000
Sally Holdings - 144A 6.875% 11/15/2019	20,000	20,900
*Sealy Mattress Co 8.250% 06/15/2014	285,000	282,150
Service Corp Intl 6.750% 04/01/2016	20,000	21,650
Service Corp Intl 7.625% 10/01/2018	25,000	27,813
Service Corp Intl 7.000% 05/15/2019	60,000	63,150
Servicemaster Company - 144A 10.750% 07/15/2015	95,000	98,325
Simmons Bedding Co - 144A 11.250% 07/15/2015	190,000	196,175
Stewart Enterprises 6.500% 04/15/2019	35,000	35,175
(4)Travelport LLC 5.152% 09/01/2014	45,000	22,050
Travelport LLC 9.875% 09/01/2014	5,000	2,975
Uncle Acquistion 2010 8.625% 02/15/2019	85,000	82,450
Vail Resorts Inc 6.500% 05/01/2019	65,000	66,300
Visant Corp 10.000% 10/01/2017	125,000	114,375
Visteon Corp - 144A 6.750% 04/15/2019	45,000	44,888
WMG Acquisition Corp 9.500% 06/15/2016	90,000	97,650
Wynn Las Vegas LLC 7.750% 08/15/2020	20,000	22,200
(3)YCC Holdings/Yankee Fina 10.250% 02/15/2016	20,000	17,500
Zayo Group LLC/Zayo Cap 10.250% 03/15/2017	100,000	106,750
		7,110,613
Consumer Staples (7.2%)
Bumble Bee Acquisition - 144A 9.000% 12/15/2017	128,000	129,920
Central Garden & Pet Co 8.250% 03/01/2018	125,000	122,500
*Clear Channel Worldwide 9.250% 12/15/2017	265,000	286,200
Del Monte Corp 7.625% 02/15/2019	190,000	182,400
Dole Foods Co 13.875% 03/15/2014	55,000	63,525
Dole Foods Co - 144A 8.000% 10/01/2016	25,000	26,063
Michael Foods Inc 9.750% 07/15/2018	85,000	89,463
Reynolds GRP ISS/Reynold - 144A 9.000% 04/15/2019	200,000	190,000
Reynolds GRP ISS/Reynold - 144A 9.875% 08/15/2019	100,000	97,000
Reynolds Group - 144A 8.500% 05/15/2018	45,000	43,088
Reynolds Group - 144A 8.250% 02/15/2021	100,000	88,500
Rite Aid Corp 7.500% 03/01/2017	50,000	49,938
Rite Aid Corp 9.500% 06/15/2017	45,000	41,063
Rite Aid Corp 9.750% 06/12/2016	70,000	76,650
Rite Aid Corp 10.250% 10/15/2019	20,000	22,050
Solo Cup Company 10.500% 11/01/2013	25,000	25,375
(3)Spectrum Brands Inc 12.000% 08/28/2019	199,612	217,078
Spectrum Brands Inc 9.500% 06/15/2018	50,000	54,688
Spectrum Brands Inc - 144A 9.500% 06/15/2018	55,000	60,156
Supervalu Inc 8.000% 05/01/2016	100,000	103,250
Yankee Acquisition Corp 9.750% 02/15/2017	120,000	117,000
		2,085,907
Energy (6.8%)
Arch Coal Inc 8.750% 08/01/2016	125,000	136,563
Arch Coal Inc - 144A 7.000% 06/15/2019	40,000	40,800
Arch Coal Inc - 144A 7.250% 06/15/2021	25,000	25,688
Breitburn Energy Partner 8.625% 10/15/2020	65,000	68,006
Brigham Exploration Co 8.750% 10/01/2018	55,000	67,375
Calumet Speciality Products - 144A 9.375% 05/01/2019	30,000	29,100
Chesapeake Energy Corp 6.625% 08/15/2020	95,000	101,888
Chesapeake Oil - 144A 6.625% 11/15/2019	25,000	26,000
Cloud Peak Energy 8.250% 12/15/2017	65,000	69,225
Consol Energy Inc 8.000% 04/01/2017	50,000	54,750
Consol Energy Inc 8.250% 04/01/2020	15,000	16,575
Crosstex Energy LP 8.875% 02/15/2018	140,000	152,950
Denbury Resources Inc 8.250% 02/15/2020	90,000	100,575
EV Energy Partners 8.000% 04/15/2019	75,000	76,313
Eagle Rock Energy Partners - 144A 8.375% 06/01/2019	75,000	75,000
El Paso Corporation 7.250% 06/01/2018	25,000	27,372
Forest Oil Corp 7.250% 06/15/2019	80,000	81,600
(3)GMX Resources Inc - 144A 11.000% 12/01/2017	87,000	70,470
Inergy LP/Inergy Fin 7.000% 10/01/2018	40,000	40,600
James River Escrow Inc 7.875% 04/01/2019	80,000	60,400
Kodiak Oil & Gas Corp - 144A 8.125% 12/01/2019	70,000	72,538
Linn Energy LLC 8.625% 04/15/2020	75,000	81,375
Linn Energy LLC 7.750% 02/01/2021	30,000	31,200
Linn Energy LLC - 144A 6.500% 05/15/2019	10,000	9,925
Oasis Petroleum Inc 7.250% 02/01/2019	5,000	5,175
Parker Drilling Co 9.125% 04/01/2018	45,000	47,363
Peabody Energy Corp - 144A 6.000% 11/15/2018	55,000	56,100
Peabody Energy Corp - 144A 6.250% 11/15/2021	55,000	56,925
Petrohawk Energy Corp 6.250% 06/01/2019	30,000	33,000
Sandridge Energy Inc - 144A 8.000% 06/01/2018	30,000	30,300
Sandridge Energy Inc 7.500% 03/15/2021	40,000	39,700
Trinidad Drilling Ltd - 144A 7.875% 01/15/2019	80,000	82,400
Venoco Inc 8.875% 02/15/2019	55,000	49,500
WPX Energy Inc - 144A 6.000% 01/15/2022	55,000	56,306
		1,973,057
Financials (7.0%)
Ally Financial Inc 6.250% 12/01/2017	340,000	327,964
Avaya Inc 9.750% 11/01/2015	60,000	54,000
(3)Avaya Inc 10.125% 11/01/2015	100,165	90,149
Avaya Inc - 144A 7.000% 04/01/2019	90,000	87,300
(4)Bank of America Corp 8.000% 01/30/2018	125,000	111,930
Cit Group Inc - 144A 6.625% 04/01/2018	35,000	36,225
Cit Group Inc 7.000% 05/01/2017	226,238	226,238
CNH Capital LLC - 144A 6.250% 11/01/2016	25,000	25,750
(4)Citigroup Capital XXI 8.300% 12/21/2057	75,000	74,906
Claires Stores Inc 8.875% 03/15/2019	65,000	49,400
Host Hotels & Resorts LP 9.000% 05/15/2017	10,000	10,875
Intl Lease Fin Corp 8.625% 09/15/2015	85,000	87,125
Intl Lease Fin Corp 8.250% 12/15/2020	50,000	50,500
Intl Lease Fin Corp 8.750% 03/15/2017	255,000	262,650
Intl Lease Fin Corp 6.250% 05/15/2019	15,000	13,857
Intl Lease Fin Corp 5.750% 05/15/2016	45,000	41,739
Realogy Corp - 144A 7.875% 02/15/2019	120,000	104,400
Regions Financial Corp 5.750% 06/15/2015	90,000	85,950
Tomkins LLC/Tomkins Inc 9.250% 10/01/2018	87,000	96,461
UPCB Fin III LTD - 144A 6.625% 07/01/2020	150,000	147,750
WM Fin Corp - 144A 11.500% 10/01/2018	40,000	39,700
		2,024,869
Health Care (10.7%)
Accellent Inc 8.375% 02/01/2017	50,000	49,000
Accellent Inc 10.000% 11/01/2017	100,000	81,000
*(3)Biomet Inc 10.375% 10/15/2017	365,000	395,113
*Community Health Systems 8.875% 07/15/2015	118,000	121,835
Chiron Merger Inc - 144A 10.500% 11/01/2018	145,000	142,100
DJO Fin LLC 10.875% 11/15/2014	40,000	37,300
DJO Fin LLC/DJO Fin Corp 7.750% 04/15/2018	90,000	69,075
Davita Inc 6.375% 11/01/2018	70,000	71,663
Davita Inc 6.625% 11/01/2020	15,000	15,413
Endo Pharmaceut Holdings Inc 7.000% 07/15/2019	30,000	31,950
HCA Inc 8.000% 10/01/2018	15,000	15,863
HCA Inc 6.500% 02/15/2020	45,000	46,688
HCA Inc 7.500% 02/15/2022	290,000	296,525
HCA Holdings Inc 7.750% 05/15/2021	250,000	254,375
Healthsouth Corp 7.250% 10/01/2018	60,000	59,550
Healthsouth Corp 7.750% 09/15/2022	60,000	59,025
Health Management Assoc 6.125% 04/15/2016	105,000	108,675
Health Management Assoc - 144A 7.375% 01/15/2020	50,000	52,000
Mylan Inc - 144A 7.625% 07/15/2017	35,000	38,194
Mylan Inc - 144A 7.875% 07/15/2020	90,000	99,338
Radiation Therapy Service 9.875% 04/15/2017	100,000	74,750
(3)Surgical Care Affiliates - 144A 8.875% 07/15/2015	208,726	208,204
Tenet Healthcare Corp 9.250% 02/01/2015	105,000	110,381
Tenet Healthcare Corp 8.875% 07/01/2019	25,000	28,063
Tenet Healthcare Corp 8.000% 08/01/2020	110,000	110,138
Tenet Healthcare Corp - 144A 6.250% 11/01/2018	50,000	50,875
(3)United Surgical Partners 9.250% 05/01/2017	150,000	150,750
Valeant Pharmaceuticals - 144A 6.750% 10/01/2017	40,000	39,950
Valeant Pharmaceuticals - 144A 7.000% 10/01/2020	10,000	9,875
Valeant Pharmaceuticals - 144A 6.875% 12/01/2018	170,000	169,575
Valeant Pharmaceuticals - 144A 7.250% 07/15/2022	90,000	87,300
		3,084,543
Industrials (11.8%)
ACCO Brands Corp 7.625% 08/15/2015	45,000	45,900
Aircastle Ltd 9.750% 08/01/2018	65,000	68,088
Aircastle Ltd -144A 9.750% 08/01/2018	20,000	20,850
Alliant Techsystems Inc 6.750% 04/01/2016	115,000	117,875
Amsted Industries - 144A 8.125% 03/15/2018	105,000	111,300
Associated Materials Inc 9.125% 11/01/2017	115,000	100,338
Avis Budget Car Rental 9.625% 03/15/2018	60,000	62,100
Avis Budget Car Rental 8.250% 01/15/2019	125,000	124,063
Belden Inc 9.250% 06/15/2019	65,000	69,388
Building Materials Corp - 144A 6.875% 08/15/2018	20,000	21,000
Building Materials Corp - 144A 6.750% 05/01/2021	60,000	63,000
Case New Holland Inc 7.875% 12/01/2017	65,000	73,450
Clean Harbors Inc 7.625% 08/15/2016	56,000	59,500
Energy Future/EFIH Finan 10.000% 12/01/2020	77,000	81,235
Geo Group Inc 7.750% 10/15/2017	110,000	116,875
General Cable Corp 7.125% 04/01/2017	100,000	99,750
Great Lakes Dredge & Dock 7.375% 02/01/2019	85,000	84,150
Griffon Corp 7.125% 04/01/2018	75,000	74,250
Hertz Corp 7.500% 10/15/2018	175,000	182,875
Hillman Group Inc 10.875% 06/01/2018	85,000	84,150
Interline Brands Inc 7.000% 11/15/2018	85,000	87,975
Iron Mountain Inc 8.750% 07/15/2018	160,000	166,400
Manitowoc Company Inc 9.500% 02/15/2018	45,000	47,925
Manitowoc Company Inc 8.500% 11/01/2020	85,000	89,569
Masco Corp 7.125% 03/15/2020	35,000	35,323
Mueller Water Products 8.750% 09/01/2020	50,000	54,313
NXP BV/NXP Funding LLC - 144A 10.000% 07/15/2013	75,000	81,188
NXP BV/NXP Funding LLC - 144A 9.750% 08/01/2018	115,000	125,350
Oshkosh Corp 8.250% 03/01/2017	70,000	72,800
Oshkosh Corp 8.500% 03/01/2020	20,000	20,600
Ply Gem Industriers 8.250% 02/15/2018	80,000	69,700
RailAmerica Inc 9.250% 07/01/2017	115,000	125,638
RBS Global & Rexnord Corp 8.500% 05/01/2018	105,000	111,300
RSC Equipment Rental Inc 9.500% 12/01/2014	71,000	72,952
RSC Equipment Rent/RSC Holdings 10.250% 11/15/2019	15,000	16,350
RSC Equipment Rent/RSC Holdings 8.250% 02/01/2021	60,000	60,750
Sensata Technologies - 144A 6.500% 05/15/2019	100,000	98,750
Sequa Corp - 144A 11.750% 12/01/2015	75,000	79,875
Spirit Aerosystems Inc 7.500% 10/01/2017	105,000	113,925
Terex Corp 8.000% 11/15/2017	85,000	83,300
United Rentals North Am 9.250% 12/15/2019	100,000	104,750
United Rentals North Am 8.375% 09/15/2020	30,000	29,250
		3,408,120
Information Technology (7.5%)
Amkor Technologies Inc 7.375% 05/01/2018	90,000	92,025
Aspect Software Inc 10.625% 05/15/2017	65,000	67,437
Audatex North America Inc - 144A 6.750% 06/15/2018	55,000	55,550
Commscope Inc - 144A 8.250% 01/15/2019	105,000	105,000
Eagle Parent Inc - 144A 8.625% 05/01/2019	85,000	81,175
Fidelity National Information Svsc 7.625% 07/15/2017	50,000	54,125
Fidelity National Information Svsc 7.875% 07/15/2020	15,000	16,200
First Data Corp - 144A 8.875% 08/15/2020	110,000	110,000
First Data Corp - 144A 8.250% 01/15/2021	138,000	123,510
(3)First Data Corp - 144A 8.750% 01/15/2022	138,000	118,680
First Data Corp - 144A 12.625% 01/15/2021	227,000	197,490
First Data Corp - 144A 7.375% 06/15/2019	30,000	28,200
Freescale Semiconductor - 144A 10.125% 03/15/2018	70,000	76,300
Freescale Semiconductor - 144A 9.250% 04/15/2018	80,000	85,500
Freescale Semiconductor 8.050% 02/01/2020	55,000	51,700
IGate Corp - 144A 9.000% 05/01/2016	75,000	77,437
Alcatel-Lucent USA Inc 6.450% 03/15/2029	160,000	114,800
MEMC Electronics Materia 7.750% 04/01/2019	75,000	54,187
MagnaChip Semiconductor 10.500% 04/15/2018	145,000	150,800
Mantech International 7.250% 04/15/2018	50,000	50,937
SSI Invest II/Co-Issr LLC 11.125% 06/01/2018	100,000	105,750
Sinclair Television Group - 144A 9.250% 11/01/2017	85,000	92,650
Sinclair Television Group 8.375% 10/15/2018	30,000	30,975
Sungard Data Systems Inc 10.250% 08/15/2015	150,000	155,437
Sungard Data Systems Inc 7.375% 11/15/2018	85,000	87,019
		2,182,884
Materials (8.3%)
Aleris Intl Inc 7.625% 02/15/2018	20,000	19,500
Ardagh Packaging Fin - 144A 9.125% 10/15/2020	200,000	198,000
Atkore International Inc 9.875% 01/01/2018	85,000	81,387
Bway Holding Co 10.000% 06/15/2018	130,000	138,450
Clearwater Paper Corp 10.625% 06/15/2016	100,000	111,500
Clearwater Paper Corp 7.125% 11/01/2018	10,000	10,400
FMG Resources - 144A 7.000% 11/01/2015	30,000	30,300
FMG Resources - 144A 6.875% 02/01/2018	95,000	90,962
FMG Resources - 144A 8.250% 11/01/2019	55,000	55,962
PH Glatfelter 7.125% 05/01/2016	140,000	144,988
Hexion Us Fin/Nova Scoti 8.875% 02/01/2018	40,000	37,500
Hexion US Fin/Nova Scoti 9.000% 11/15/2020	60,000	49,500
Huntsman International LLC 8.625% 03/15/2020	35,000	37,100
Huntsman International LLC 5.500% 06/30/2016	70,000	68,600
Huntsman International LLC 8.625% 03/15/2021	50,000	53,000
Ineos Fin PLC - 144A 9.000% 05/15/2015	145,000	147,175
Ineos Group Holdings PLC - 144A 8.500% 02/15/2016	95,000	75,525
Longview Fibre Paper & Packaging - 144A 8.000% 06/01/2016	20,000	20,000
(5)Newpage Corp 11.375% 12/31/2014	40,000	29,550
(3)(4) Noranda Aluminium Acquisition 4.859% 05/15/2015	158,963	147,041
Nova Chemicals Corp 8.625% 11/01/2019	35,000	38,587
Novelis Inc 8.375% 12/15/2017	80,000	85,000
Novelis Inc 8.750% 12/15/2020	100,000	107,250
Packaging Dynamics Corp - 144A 8.750% 02/01/2016	75,000	75,000
Polyone Corp 7.375% 09/15/2020	35,000	36,137
Polypore International 7.500% 11/15/2017	100,000	103,500
Rain CII Carbon LLC - 144A 8.000% 12/01/2018	35,000	35,087
*Reichhold Industries Inc - 144A 9.000% 08/15/2014	320,000	169,600
Scotts Miracle-Gro Co 7.250% 01/15/2018	45,000	47,250
Sealed Air Corp - 144A 8.125% 09/15/2019	20,000	21,900
Sealed Air Corp - 144A 8.375% 09/15/2021	20,000	22,100
Vertellus Specialties - 144A 9.375% 10/01/2015	90,000	68,850
Vulcan Materials 6.500% 12/01/2016	30,000	30,975
Vulcan Materials 7.500% 06/15/2021	30,000	32,400
		2,420,076
Telecommunication Services (8.8%)
Cincinnati Bell Inc 8.375% 10/15/2020	135,000	134,662
Clearwire Comm/Fin - 144A 12.000% 12/01/2015	145,000	138,837
Cogent Communications - 144A 8.375% 02/15/2018	60,000	61,500
Cricket Communications I 7.750% 10/15/2020	50,000	43,750
Digicel Group Ltd - 144A 10.500% 04/15/2018	100,000	100,500
GCI Inc 8.625% 11/15/2019	95,000	100,819
(3)(4)IPCS Inc 3.679% 05/01/2014	77,001	67,761
ITC Deltacom Inc 10.500% 04/01/2016	80,000	81,800
(3)Intelsat Luxembourg - 144A 11.500% 02/04/2017	80,000	77,200
Intelsat Luxembourg 11.250% 02/04/2017	60,000	58,050
(3)Intelsat Luxembourg 11.500% 02/04/2017	65,000	62,725
Intelsat Jackson Holdings 11.250% 06/15/2016	50,000	52,531
Integra Telecom - 144A 10.750% 04/15/2016	50,000	40,875
Intelsat Jackson Holdings 7.250% 10/15/2020	90,000	91,350
Intelsat Jackson Holdings - 144A 7.250% 04/01/2019	65,000	65,975
Level 3 Escrow Inc - 144A 8.125% 07/01/2019	70,000	68,950
Level 3 Financing Inc 9.375% 04/01/2019	105,000	109,594
Level 3 Communications 11.875% 02/01/2019	50,000	53,250
Metropcs Wireless Inc 7.875% 09/01/2018	125,000	126,719
Paetec Holding Corp 8.875% 06/30/2017	80,000	86,400
Paetec Corp 9.875% 12/01/2018	115,000	126,500
SBA Telecommunications 8.250% 08/15/2019	60,000	65,250
*Sprint Capital Corp 8.750% 03/15/2032	470,000	380,112
Sprint Nextel Corp - 144A 11.500% 11/15/2021	20,000	19,800
Sprint Nextel Corp - 144A 9.000% 11/15/2018	130,000	136,500
Syniverse Holdings Inc 9.125% 01/15/2019	45,000	47,475
Texas Company Elec Hold LLC - 144A 11.500% 10/01/2020	90,000	76,387
Windstream Corp 8.125% 09/01/2018	25,000	26,781
Windstream Corp 7.500% 04/01/2023	35,000	34,562
		2,536,615
Utilities (2.1%)
AES Corp 9.750% 04/15/2016	145,000	166,025
Calpine Corp - 144A 7.250% 10/15/2017	30,000	31,500
Calpine Corp - 144A 7.875% 07/31/2020	85,000	91,587
Calpine Corp - 144A 7.500% 02/15/2021	75,000	80,250
Energy Future Holdings 10.000% 01/15/2020	90,000	94,500
NRG Energy Inc 8.250% 09/01/2020	40,000	40,200
NRG Energy Inc 7.625% 01/15/2018	95,000	95,000
		599,062

TOTAL CORPORATE BONDS (COST: $27,290,141)		$27,425,746

COMMON STOCKS (0.0%)	Shares
(1)GMX Resources Inc (COST: $2,640)	1,960	$2,450

ESCROW RIGHTS (0.0%)	Shares
(1)GCB US Oncology Inc (COST: $0)	205,000	$2,562

SHORT-TERM SECURITIES (3.8%)
^Wells Fargo Advantage Cash Investment Money Market Fund 0.040% (COST: $1,109,925)	1,109,925	$1,109,925

TOTAL INVESTMENTS IN SECURITIES (COST: $28,402,706) (98.5%)		$28,540,683
OTHER ASSETS LESS LIABILITIES (1.5%)		431,382

NET ASSETS (100.0%)		$28,972,065

(1) Non-income producing security.
(2) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(3) Interest or dividend is paid-in-kind, when applicable.
(4) Floating rate security. The rates for these securities are as of December 30, 2011.
(5) Issue is in default.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid. These securities amount to $7,741,335, representing 26.7% of net assets.

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
^Variable rate security; rate shown represents rate as of December 30, 2011.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 30, 2011

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$467,915,535	$22,796,610	$28,402,706

Investments in securities, at value	$460,743,228	$26,619,525	$28,540,683
Cash	109,385	177,629	0
Security sales receivable	2,964,694	0	0
Receivable for Fund shares sold	2,704,639	126,348	74,975
Accrued dividends receivable	180,145	24,350	22
Accrued interest receivable	477	13	579,507
Receivable due from manager	6,906	0	0
Prepaid expenses	87,712	9,353	6,934
Total assets	$466,797,186	$26,957,218	$29,202,121

LIABILITIES
Payable for Fund shares redeemed	$1,373,723	$59,378	$130,930
Payable to affiliates	623,970	32,559	41,940
Accrued expenses	92,338	7,884	7,807
Disbursements in excess of demand deposit cash	0	0	49,379
Total liabilities	$2,090,031	$99,821	$230,056

NET ASSETS	$464,707,155	$26,857,397	$28,972,065

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$472,085,327	$28,196,424	$76,606,382
Accumulated undistributed net realized gain (loss) on investments	(205,865)	(5,161,942)	(47,772,294)
Unrealized appreciation (depreciation) on investments	(7,172,307)	3,822,915	137,977

NET ASSETS	$464,707,155	$26,857,397	$28,972,065

Net Assets—Class A	$464,707,155	$26,857,397	$19,473,440
Net Assets—Class C *	-	-	$9,498,625

Shares outstanding—Class A	85,691,600	712,974	2,617,047
Shares outstanding—Class C*	-	-	1,273,781

Net asset value per share—Class A1*	$5.42	$37.67	$7.44
Net asset value per share—Class C1*	-	-	$7.46

Public offering price per share—Class A (sales charge of 5.00%, 5.00%, and 4.25%, respectively)	$5.71	$39.65	$7.77

[1]Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
*Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 30, 2011

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INVESTMENT INCOME
Interest	$8,961	$515	$2,559,839
Dividends (net of foreign withholding taxes of $47,899, $1,353, and $0, respectively)	2,077,131	352,586	321
Total investment income	$2,086,092	$353,101	$2,560,160

EXPENSES
Investment advisory fees	$1,564,606	$287,994	$267,910
Distribution (12b-1) fees—Class A	1,564,606	71,998	51,779
Distribution (12b-1) fees—Class C*	-	-	107,560
Transfer agent fees	482,877	54,386	58,739
Accounting service fees	39,769	16,369	19,677
Administrative service fees	417,453	55,593	69,062
Professional fees	49,796	7,703	8,423
Reports to shareholders	95,543	8,478	1,713
License, fees, and registrations	80,106	18,766	19,087
Audit fees	33,152	2,276	2,103
Trustees' fees	21,581	2,330	2,576
Transfer agent out-of-pockets	18,068	5,790	2,349
Custodian fees	58,221	5,563	12,284
Legal fees	44,156	4,010	4,243
Insurance expense	4,665	1,369	1,893
Total expenses	$4,474,599	$542,625	$629,398
Less expenses waived or reimbursed	(19,016)	(81,836)	(45,246)
Total net expenses	$4,455,583	$460,789	$584,152

NET INVESTMENT INCOME (LOSS)	$(2,369,491)	$(107,688)	$1,976,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(82,685)	$2,012,020	$(1,041,267)
Net change in unrealized appreciation (depreciation) of investments	(14,550,077)	(1,350,952)	457,808
Net realized and unrealized gain (loss) on investments	$(14,632,762)	$661,068	$(583,459)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,002,253)	$553,380	$1,392,549

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 30, 2011

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,369,491)	$(107,688)	$1,976,008
Net realized gain (loss) on investments	(82,685)	2,012,020	(1,041,267)
Net change in unrealized appreciation (depreciation) on investments	(14,550,077)	(1,350,952)	457,808
Net increase (decrease) in net assets resulting from operations	$(17,002,253)	$553,380	$1,392,549

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income—Class A	$0	$(132,795)	$(1,353,833)
Net investment income—Class C*	-	-	(622,174)
Total distributions	$0	$(132,795)	$(1,976,007)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares—Class A	$487,147,947	$3,391,358	$2,833,886
Proceeds from sale of shares—Class C*	-	-	78,731
Proceeds from reinvested dividends—Class A	0	125,246	929,216
Proceeds from reinvested dividends—Class C*	-	-	355,461
Cost of shares redeemed—Class A	(68,874,505)	(5,712,786)	(7,228,599)
Cost of shares redeemed—Class C*	-	-	(3,473,481)
Net increase (decrease) in net assets resulting from capital share transactions	$418,273,442	$(2,196,182)	$(6,504,786)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$401,271,189	$(1,775,597)	$(7,088,244)
NET ASSETS, BEGINNING OF PERIOD	63,435,967	28,632,994	36,060,309
NET ASSETS, END OF PERIOD	$464,707,155	$26,857,397	$28,972,065

Accumulated undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2010

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(61,338)	$208,773	$2,733,939
Net realized gain (loss) on investments	331,080	(1,472,548)	1,339,193
Net change in unrealized appreciation (depreciation) on investments	7,304,748	5,563,095	623,402
Net increase (decrease) in net assets resulting from operations	$7,574,490	$4,299,320	$4,696,534

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income—Class A	$0	$(208,773)	$(1,830,992)
Net investment income—Class C*	-	-	(902,947)
Total distributions	$0	$(208,773)	$(2,733,939)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares—Class A	$55,328,792	$1,243,246	$2,743,057
Proceeds from sale of shares—Class C*	-	-	209,930
Proceeds from reinvested dividends—Class A	0	195,649	1,245,633
Proceeds from reinvested dividends—Class C*	-	-	614,343
Cost of shares redeemed—Class A	(747,381)	(4,974,220)	(9,648,119)
Cost of shares redeemed—Class C*	-	-	(4,242,545)
Net increase (decrease) in net assets resulting from capital share transactions	$54,581,411	$(3,535,325)	$(9,077,701)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$62,155,901	$555,222	$(7,115,106)
NET ASSETS, BEGINNING OF PERIOD	1,280,066	28,077,772	43,175,415
NET ASSETS, END OF PERIOD	$63,435,967	$28,632,994	$36,060,309

Accumulated undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of three series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNAS Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more in Class A shares, a 1.00% contingent deferred sales charge ("CDSC") may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries tax rule and regulations. The WB/MNAS Fund and Growth & Income Fund will declare and pay dividends from net investment income and net realized capital gains, if any, at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of December 30, 2011:

		Level 1	Level 2	Level 3	Total
WB/MNAS Fund	Short Term Securities	$11,216,702	$0	$0	$11,216,702
	Common Stock	449,526,526	0	0	449,526,526
	Total	$460,743,228	$0	$0	$460,743,228

Growth & Income Fund	Short Term Securities	$843,387	$0	$0	$843,387
	Common Stock	25,776,138	0	0	25,776,138
	Total	$26,619,525	$0	$0	$26,619,525

High Income Fund	Short Term Securities	$1,109,925	$0	$0	$1,109,925
	Common Stock	2,450	0	0	2,450
	Escrow Rights	0	2,562	0	2,562
	Corporate Bonds	0	27,425,746	0	27,425,746
	Total	$1,112,375	$27,428,308	$0	$28,540,683

See Schedules of Investments for a list of holdings. The Funds did not hold any Level 3 assets during the year ended December 30, 2011. There were no transfers into or out of Level 1 or Level 2 during the year ended December 30, 2011. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 30, 2011.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 30, 2011, were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Purchases	$557,013,697	$11,893,830	$11,771,813
Sales	$154,186,881	$15,392,310	$18,512,114

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNAS		Growth &		High Income Fund		High Income Fund
	Fund		Income Fund		Class A		Class C
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/30/11	12/31/10	12/30/11	12/31/10	12/30/11	12/31/10
Shares sold	86,492,497	12,110,559	86,826	37,983	375,309	372,293	10,320	28,769
Shares issued on reinvestment of dividends	0	0	3,317	5,261	122,783	169,662	46,838	83,570
Shares redeemed	(13,103,822)	(172,990)	(148,958)	(151,870)	(946,851)	(1,322,510)	(455,492)	(574,647)
Net increase (decrease)	73,388,675	11,937,569	(58,815)	(108,626)	(448,759)	(780,555)	(398,334)	(462,308)

NOTE 6: Income Tax Information

At December 30, 2011, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Investments at cost	$468,090,333	$22,796,610	$28,402,706
Unrealized appreciation	$34,623,538	$4,739,605	$1,022,636
Unrealized depreciation	(41,970,643)	(916,690)	(884,659)
Net unrealized appreciation (depreciation)*	($7,347,105)	$3,822,915	$137,977

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNAS Fund		Growth & Income Fund		High Income Fund
	12/30/11	12/31/10	12/30/11	12/31/10	12/30/11	12/31/10
Ordinary income	$0	$0	$132,795	$208,773	$1,976,007	$2,733,939

As of December 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Accumulated Capital and Other Losses	($2,145)	($5,011,875)	($47,520,653)
Unrealized Appreciation/(Depreciation)*	(7,347,105)	3,822,915	137,977
Total Accumulated Earnings/(Deficit)	($7,349,250)	($1,188,960)	($47,382,676)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 30, 2011 are as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Expires in 2016	$0	$481,891	$31,094,157
Expires in 2017	$2,145	$3,057,436	$14,842,642
Expires in 2018	$0	$1,472,548	$794,228
Non-expiring short-term losses	$0	$0	$0
Non-expiring long-term losses	$0	$0	$789,626
Total Capital Loss Carryforwards	$2,145	$5,011,875	$47,520,653

For the year ended December 30, 2011, the WB/MNAS Fund, Growth & Income Fund, and High Income Fund did not make any permanent reclassifications to reflect tax character due to capital loss carryforward expirations.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2011, the WB/MNAS Fund, Growth & Income Fund, and High Income Fund deferred to January 1, 2012, post-October capital losses of $28,922, $150,067, and $251,641, respectively.

The WB/MNAS Fund reclassified $2,369,491 of net investment loss and $820 of losses from investments in partnerships to capital stock outstanding on the statements of assets and liabilities. The Growth & Income Fund reclassified $107,688 of net investment loss and $132,795 of distributions in excess of net investment income to capital stock outstanding on the statements of assets and liabilities.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor

VFM provides investment advisory and management services to the Funds. For the WB/MNAS Fund, Growth & Income Fund, and High Income Fund, the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 30, 2012 for WB/MNAS Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.60%, 1.60%, and 2.35%, respectively. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Year Ended 12/30/11	Payable 12/30/11
WB/MNAS Fund	$1,564,606	$189,610
Growth & Income Fund	$287,994	$22,072
High Income Fund	$267,910	$20,203

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNAS Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/30/11			Payable 12/30/11
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
WB/MNAS Fund	$17,030,036	$0	$1,564,606	$137,851	$0	$189,610
Growth & Income Fund	$12,029	$0	$45,220*	$0	$0	$2,759*
High Income Fund - A	$56,885	$0	$51,779	$39	$0	$3,967
High Income Fund - C	$0	$100	$107,560	$0	$0	$7,857
*After waivers and reimbursements. $26,778 was waived during the year ended 12/30/11.

IFS acts as the Funds' transfer agent. Prior to June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.20% on the first $0 to $50 million, 0.15% on the next $50 to $100 million, 0.10% on the next $100 to $200 million, and 0.05% in excess of $200 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the transfer agent fee for High Income Fund was a monthly variable fee equal to 0.14% on the first $200 million of the average daily net assets plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the transfer agent fee for WB/MNAS Fund and Growth & Income Fund was a monthly variable fee equal to 0.18% on the first $0 to $200 million and 0.15% on the next $200 million to $700 million of the average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class.

IFS also acts as the Funds' accounting services agent. Prior to June 1, 2011, the accounting fee was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% on the first $0 to $50 million, 0.04% on the next $50 to $100 million, 0.03% on the next $100 to $200 million, 0.02% on the next $200 to $500 million and at a lower rate in excess of $500 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the accounting services fee was combined with the administrative services fee.

IFS also acts as the Funds' administrative services agent. Prior to June 1, 2011, the administrative fee was a monthly variable fee equal to 0.150% on the first $0 to $50 million, 0.125% on the next $50 to $100 million, 0.100% on the next $100 to $200 million, 0.075% on the next $200 to $500 million and at a lower rate in excess of $500 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the administrative fee including the accounting service fees, was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Fund are also Officers and Governors of IFS.

		Year Ended 12/30/11			Payable 12/30/11
		Transfer	Accounting	Admin.	Transfer	Accounting	Admin.
		Agency	Service	Service	Agency	Service	Service
		Fees	Fees	Fees	Fees	Fees	Fees
WB/MNAS Fund	Net Fees*	$491,040	$38,983	$409,128	$58,351	$0	$48,548
	Waived	9,905	786	8,325
Growth & Income Fund	Net Fees*	$36,726	$6,696	$33,658	$3,774	$0	$3,954
	Waived	23,450	9,673	21,935
High Income Fund	Net Fees*	42,698	$11,135	$50,748	$3,868	$0	$6,006
	Waived	$18,390	$8,542	$18,314

* After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNAS Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$5.16	$3.50	$2.94	$3.66	$8.88

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	$0.00	$0.01	$0.01	$(0.06)
Net realized and unrealized gain (loss) on investments	0.29[3]	1.66	0.56	(0.72)	(0.01)
Total from investment operations	$0.26	$1.66	$0.57	$(0.71)	$(0.07)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$(0.01)	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(5.15)
Total distributions	$0.00	$0.00	$(0.01)	$(0.01)	$(5.15)

NET ASSET VALUE, END OF PERIOD	$5.42	$5.16	$3.50	$2.94	$3.66

Total Return[1]	5.04%	47.43%	19.31%	(19.36%)	(0.92%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$464,707	$63,436	$1,280	$1,069	$2,716
Ratio of expenses to average net assets after waivers*[2]	1.42%	1.50%	1.50%	1.50%	2.56%
Ratio of expenses to average net assets before waivers*	1.43%	2.03%	8.90%	6.93%	3.71%
Ratio of net investment income (loss) to average net assets*2	(0.76%)	(0.67%)	0.24%	0.13%	(0.97%)
Portfolio turnover rate	50.94%	35.44%	165.30%	151.02%	137.86%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Realized and unrealized gains and losses per share are balancing amounts and may not reconcile with the gains and losses in the Statement of Operations due to share transactions for the period.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$37.10	$31.89	$28.40	$39.19	$36.49

Income (loss) from investment operations:
Net investment income (loss)	$(0.15)	$0.27	$0.36	$0.14	$0.19
Net realized and unrealized gain (loss) on investments	0.90	5.21	3.49	(10.75)	2.72
Total from investment operations	$0.75	$5.48	$3.85	$(10.61)	$2.91

Less Distributions:
Dividends from net investment income	$(0.18)	$(0.27)	$(0.36)	$(0.15)	$(0.20)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.01)
Returns of capital	0.00	0.00	0.00	(0.03)	0.00
Total distributions	$(0.18)	$(0.27)	$(0.36)	$(0.18)	$(0.21)

NET ASSET VALUE, END OF PERIOD	$37.67	$37.10	$31.89	$28.40	$39.19

Total Return[1]	2.03%	17.19%	13.54%	(27.06%)	7.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$26,857	$28,633	$28,078	$27,472	$40,903
Ratio of expenses to average net assets after waivers*[2]	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers*	1.88%	2.00%	2.09%	2.22%	2.30%
Ratio of net investment income (loss) to average net assets*[2]	(0.37%)	0.78%	1.17%	0.40%	0.46%
Portfolio turnover rate	41.82%	112.99%	120.02%	158.65%	99.47%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$7.61	$7.21	$5.05	$8.43	$10.20

Income (loss) from investment operations:
Net investment income	$0.50	$0.53	$0.52	$0.56	$0.79
Net realized and unrealized gain (loss) on investments	(0.17)	0.40	2.16	(3.31)	(1.75)
Total from investment operations	$0.33	$0.93	$2.68	$(2.75)	$(0.96)

Less Distributions:
Dividends from net investment income	$(0.50)	$(0.53)	$(0.52)	$(0.56)	$(0.80)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.01)
Returns of capital	0.00	0.00	0.00	(0.07)	0.00
Total distributions	$(0.50)	$(0.53)	$(0.52)	$(0.63)	$(0.81)

NET ASSET VALUE, END OF PERIOD	$7.44	$7.61	$7.21	$5.05	$8.43

Total Return[1]	4.36%	13.39%	55.56%	(34.24%)	(10.07%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,473	$23,316	$27,746	$24,101	$88,629
Ratio of expenses to average net assets after waivers*[2]	1.60%	1.60%	1.60%	1.67%	1.75%
Ratio of expenses to average net assets before waivers*	1.74%	1.83%	1.93%	1.88%	1.85%
Ratio of net investment income to average net assets*[2]	6.54%	7.22%	8.64%	7.74%	8.09%
Portfolio turnover rate	38.35%	58.47%	56.76%	85.86%	27.28%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$7.62	$7.23	$5.06	$8.45	$10.22

Income (loss) from investment operations:
Net investment income	$0.44	$0.48	$0.48	$0.51	$0.72
Net realized and unrealized gain (loss) on investments	(0.16)	0.39	2.17	(3.33)	(1.76)
Total from investment operations	$0.28	$0.87	$2.65	$(2.82)	$(1.04)

Less Distributions:
Dividends from net investment income	$(0.44)	$(0.48)	$(0.48)	$(0.51)	$(0.72)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.01)
Returns of capital	0.00	0.00	0.00	(0.06)	0.00
Total distributions	$(0.44)	$(0.48)	$(0.48)	$(0.57)	$(0.73)

NET ASSET VALUE, END OF PERIOD	$7.46	$7.62	$7.23	$5.06	$8.45

Total Return[1]	3.73%	12.39%	54.57%	(34.77%)	(10.71%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,499	$12,744	$15,430	$12,563	$44,023
Ratio of expenses to average net assets after waivers*[2]	2.35%	2.35%	2.35%	2.42%	2.50%
Ratio of expenses to average net assets before waivers*	2.49%	2.58%	2.68%	2.63%	2.60%
Ratio of net investment income to average net assets*[2]	5.78%	6.46%	7.85%	7.03%	7.40%
Portfolio turnover rate	38.35%	58.47%	56.76%	85.86%	27.28%

[1]	Excludes any CDSC fee.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Integrity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising the Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund, and Integrity High Income Fund (the "Funds") as of December 30, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to December 31, 2010 were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Integrity Funds as of December 30, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 28, 2012

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	6/30/11	12/30/11	Period*	Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$918.64	$6.90	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.25	1.44%

Integrity Growth & Income Fund
Actual	$1,000.00	$920.57	$7.68	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.07	1.60%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,001.87	$8.01	1.60%
Actual - Class C	$1,000.00	$998.20	$11.74	2.35%
Hypothetical—Class A (5% return before expenses)	$1,000.00	$1,017.14	$8.07	1.60%
Hypothetical—Class C (5% return before expenses)	$1,000.00	$1,013.39	$11.83	2.35%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2011, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. ("JPMIM").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to thirteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment Performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of August 31, 2011, the risk for: (1) Integrity Growth & Income Fund was below average overall and for the 5 and 10-year time period. It had a low risk for the 3-year period; (2) Williston Basin/Mid-North America Stock Fund was average overall and for the 3, 5, and 10-year time period. (3) Integrity High Income Fund was high overall and for the 3 and 5-year time period.

As of August 31, 2011, the performance for: (1) Integrity Growth & Income Fund for the 1, 3, 5, and 10-year periods was above its index and median classification for its peer group; (2) Williston Basin/Mid-North America Stock Fund for the 1, 3, 5, and 10-year periods was above its index and median classification for its peer group; (3) Integrity High Income Fund for the 5-year period was below its index and median classification. It was above its index and median classification for the 1 and 3-year time periods.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Trustees discussed the fact that the advisor does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of each Fund.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.60% for Class A shares and 2.35% for Class C shares was higher in comparison to other funds of similar objective and size; (2) the net operating expense of 1.61% for the Integrity Growth & Income Fund and 1.46% for Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Robert E. Walstad and Shannon D. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. Mr. Walstad and Mr. Radke own membership interests of approximately 12% and 9%, respectively, in Corridor. They initially received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Mr. Radke and Mr. Walstad have purchased a portion of their membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 30% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Robert Walstad, and Monte Avery (the "Portfolio Managers" of the Funds), is based on salary paid every other week. They are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a 4% match by Corridor of the employees gross pay as long as the employee has elected to put in at least 4%.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub-Advised by JPMIM

JPMIM acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are also sub-advised by Ares Management LLC and Nomura Corporate Research and Asset Management, Inc.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting, or exceeding, clients' risk and returns objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

•

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that JPMIM or its affiliates will take on behalf of its clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Fund consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as directors or trustees for Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the six series of Integrity Managed Portfolios, and the three series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the three series of Viking Mutual Funds.

Each Trustee serves the Fund until its termination; or until the Trustees' retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 13 funds

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 13 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 13 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 13 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2010

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes- information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.
	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.
How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or seek financial or tax advice
	•	provide account information or give us your contact information
	•	make a wire transfer

We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates' everyday business purposes-information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Integrity Fund of Funds, Inc.
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds
•	Viking Mutual Funds
•	Integrity Managed Portfolios
•	Integrity Fund of Funds, Inc.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $25,500 for the year ended December 31, 2011 and $37,531 for the year ended December 31, 2010.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2011 and $0 for the year ended December 31, 2010.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz & Associates, P.C. ("Brady, Martz") for tax compliance, tax advice, and tax planning were $3,090 for the year ended December 31, 2011 and $3,000 for the year ended December 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 2, 2012

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 2, 2012